                                                                    EXHIBIT 10.4

                                 WIPRO LIMITED

                            2000 STOCK OPTION PLAN

          1.   Purposes of the Plan.  The purposes of this Plan are to attract
               --------------------
and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and to promote the success of the Company's business through the grant of Options.

          2.   Definitions.  As used herein, the following definitions shall
               -----------
apply:

               (a)  "Administrator" means the Board or any of its Committees as
                     -------------
shall be administering the Plan in accordance with Section 4 hereof.

               (b)  "Applicable Laws" means the legal requirements relating to
                     ---------------
stock option plans, including, without limitation, the tax, securities or corporate laws of India and guidelines for the stock option scheme for Indian software companies linked to ADR/GDR offerings issued by the Ministry of Finance, Government of India and exchange control laws of India, any stock exchange or quotation on which the ADSs are listed or quoted, or the applicable laws of any other country or jurisdiction where Options are, or will be, granted under the Plan.

               (c)  "ADR" shall mean an American Depositary Receipt evidencing
                     ---
American Depositary Share(s) corresponding to Share(s).

               (d)  "ADS" shall mean an American Depositary Share corresponding
                     ---
to Share(s).

               (e)  "Board" means the Board of Directors of the Company.
                     -----

               (f)  "Code" means the United States Internal Revenue Code of
                     ----
1986, as amended.

               (g)  "Committee" means a committee of Directors appointed by the
                     ---------
Board in accordance with Section 4 hereof.

               (h)  "Company" means Wipro Limited, a company incorporated under
                     -------
the laws of India.

               (i)  "Director" means a member of the Board.
                     --------

               (j)  "Disability" means total and permanent disability as defined
                     ----------
in Section 22(e)(3) of the Code.

               (k)  "Employee" means any person, including officers and
                     --------
Directors, employed by the Company or any Parent or Subsidiary of the Company, excluding any person employed on a temporary basis. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company. No promoter, nor any relative of a promoter, shall be considered an Employee for purposes of the Plan.

               (l)  "Fair Market Value" means the value for one ADS, as reported
                     -----------------
on any established stock exchange or market system, on the day of determination.

               (m)  "Incentive Stock Option" means an Option intended to qualify
                     ----------------------
as an incentive stock option within the meaning of Section 422 of the Code.

               (n)  "Nonstatutory Stock Option" means an Option not intended to
                     -------------------------
qualify as an Incentive Stock Option.

               (o)  "Option" means a stock option granted pursuant to the Plan.
                     ------

               (p)  "Option Agreement" means a written or electronic agreement
                     ----------------
between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (q)  "Optioned Stock" means the ADSs subject to an Option.
                     --------------

               (r)  "Optionee" means the holder of an outstanding Option granted
                     --------
under the Plan.

               (s)  "Parent" means a "parent corporation," whether now or
                     ------
hereafter existing, as defined in Section 424(e) of the Code.

               (t)  "Plan" means this 2000 Stock Option Plan.
                     ----

               (u)  "Share" means an Equity Share of the Company, as adjusted in
                     -----
accordance with Section 11 of the Plan.

               (v)  "Subsidiary" means a "subsidiary corporation," whether now
                     ----------
or hereafter existing, as defined in Section 424(f) of the Code.

          3.   Stock Subject to the Plan.  Subject to the provisions of Section
               -------------------------
11 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan (in the form of ADSs) is 750,000 Shares. The Shares may be authorized but unissued, or reacquired.

               If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

          4.   Administration of the Plan.
               --------------------------

               (a)  Administrator.  The Plan shall be administered by the Board
                    -------------
or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

               (b)  Powers of the Administrator.  Subject to the provisions of
                    ---------------------------
the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

                    (i)     to determine Fair Market Value;

                    (ii) to select the Employees to whom Options may from time to time be granted hereunder;

                    (iii) to determine the number of ADSs to be covered by each such Option granted hereunder;

                    (iv) to approve forms of agreement for use under the Plan;

                    (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder;

                    (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(d) instead of ADSs;

                    (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; and

                    (viii) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan.

               (c)  Effect of Administrator's Decision.  All decisions,
                    ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees.

          5.   Eligibility.
               -----------

               (a)  Options may be granted only to Employees.

               (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

               (c) Neither the Plan nor any Option shall (i) confer upon an Optionee any right with respect to continuing the Optionee's relationship as an Employee, (ii) interfere in any way with an Optionee's right or the Company's right to terminate Optionee's relationship as an Employee, with or without cause, or (iii) change the terms of an Optionee's employment as an Employee.

          (d)  The following limitations shall apply to grants of Options:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 400,000ADSs.

              (ii) In connection with his or her initial service, an Employee may be granted Options to purchase up to an additional 400,000 ADSs which shall not count against the limit set forth in subsection (i) above.

             (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

              (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.   Term of Plan.  The Plan shall become effective upon its adoption
          ------------
by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7.   Term of Option.  The term of each Option shall be stated in the
          --------------
Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per ADS exercise price for the ADSs to be issued upon exercise of an Option shall be such price as is determined by the Administrator; provided, however, that in no case shall the per ADS exercise price of an Option be less than 90% of Fair Market Value on the date of grant.

          (b) The consideration to be paid for the ADSs to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator at the time of grant. Such consideration may consist of (1) cash, (2) check, (3) promissory note, (provided no Optionee may remit more than U.S. $50,000 within any five-year period or such other amount or time period as permitted by Applicable Laws) (4) other ADSs which (x) in the case of ADSs acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the ADSs as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, the vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of an ADS.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the ADSs with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. ADSs issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the ADSs are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the ADSs, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such ADSs promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the ADSs are issued, except as provided in Section 11 of the Plan.

          (b) Termination of Relationship as an Employee. If an Optionee ceases to be an Employee, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares underlying the ADSs covered by the unvested portion of the Option shall again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares underlying the ADSs covered by such Option shall again become available for issuance under the Plan.

          (c)  Death or Disability of Optionee.  If an Optionee dies while an
               -------------------------------
Employee, or ceases to be an Employee as a result of the Optionee's disability, the vesting and exercisability of the Option shall accelerate in full and the Option may be exercised within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee or Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares underlying the ADSs covered by such Option shall again become available for issuance under the Plan.

          (d)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  The Options may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.
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          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of ADSs covered by each outstanding Option, and the number of Shares (in the form of ADSs) which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per ADS covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the ADSs subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including ADSs as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any ADSs purchased upon exercise of an Option shall lapse as to all such ADSs, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale.  In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including ADSs as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each ADS subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of ADSs for each ADS held on the effective date of the transaction (and if the holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding ADSs); provided, however, that if such consideration received in the merger or sale of assets is not solely equity shares (or their equivalent) of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each ADS subject to the Option, to be solely equity shares (or their equivalent) of the successor corporation or its Parent equal in fair market value to the per ADS consideration received by holders of ADS in the merger or sale of assets.

          12.  Time of Granting Options.  The date of grant of an Option shall,
               ------------------------
for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

          13.  Amendment and Termination of the Plan.
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               (a)  Amendment and Termination.  The Board may at any time amend,
                    -------------------------
alter, suspend or terminate the Plan.

               (b)  Shareholder Approval.  The Board shall obtain shareholder
                    --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c)  Effect of Amendment or Termination. No amendment,
                    ----------------------------------
alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     14.  Conditions Upon Issuance of ADSs.
          --------------------------------

          (a)  Legal Compliance.  ADSs shall not be issued pursuant to the
               ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such ADSs shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise of an
               --------------------------
Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the ADSs are being purchased only for investment and without any present intention to sell or distribute such ADSs if, in the opinion of counsel for the Company, such a representation is required.

     15.  Inability to Obtain Authority.  The inability of the Company to
          -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any ADSs hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Reservation of Shares.  The Company, during the term of this
          ---------------------
Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.  Shareholder Approval.  The Plan shall be subject to approval by
          --------------------
the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required by Applicable Laws.

                                  APPENDIX A
                                  ----------

                         Rules for U.S. Option Grants
                         ----------------------------

     The following additional rules shall apply in the case of Option grants to U.S. residents.

     18.  $100,000 Rule Limitation.  Notwithstanding a designation of
          ------------------------
Options as an Incentive Stock Options, to the extent that the aggregate Fair Market Value of the ADSs with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For these purposes, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the ADSs shall be determined as of the time the Option with respect to such ADSs is granted.

     19.  Term of Option.  Notwithstanding Section 7 of the Plan, in the case of
          --------------
an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     20.  Option Exercise Price.
          ---------------------

          (a)  In the case of an Incentive Stock Option

                (i) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per ADS on the date of grant.

               (ii) granted to any other Employee, the per ADS exercise price shall be no less than 100% of the Fair Market Value per ADS on the date of grant.

     In the case of a Nonstatutory Stock Option, the per ADS exercise price shall be determined by the Administrator; provided, however, that in the case of an Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per ADS exercise price shall be no less than 100% of the Fair Market Value per ADS on the date of grant.

                                 WIPRO LIMITED

                             2000 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

    [Optionee's Name and Address]

    You have been granted an option to purchase ADSs of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

    Grant Number                 ____________________________

    Date of Grant                ____________________________

    Vesting Commencement Date    ____________________________

    Exercise Price per ADS      $____________________________

    Total Number of ADSs Granted ____________________________

    Total Exercise Price        $____________________________

    Type of Option:             ___  Incentive Stock Option

                                ___  Nonstatutory Stock Option

    Term/Expiration Date:        ____________________________

    Vesting Schedule:
    ----------------

    This Option may be exercised, in whole or in part, in accordance with the following schedule:

    [___% of the ADSs subject to the Option shall vest __________ months after the Vesting Commencement Date, and ______% of the ADSs subject to the Option shall vest each _______ thereafter, subject to the Optionee continuing to be an Employee on such dates].

    Termination Period:
    ------------------

    Subject to Applicable Laws, this Option may be exercised for _____ [days/months] after Optionee ceases to be a service provider. Subject to Applicable Laws, upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a service provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

     A. Grant of Option.
        ----------------

     The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of ADSs, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B. Exercise of Option.
        -------------------

        (a) Right to Exercise.  This Option is exercisable during its term in
            -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

        (b) Method of Exercise.  This Option is exercisable by delivery of an
            ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"),
                                         ---------
which shall state the election to exercise the Option, the number of ADSs in respect of which the Option is being exercised (the "Exercised ADSs"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Chief Financial Officer of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised ADSs. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

        No ADSs shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised ADSs shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised ADSs.

     C. Method of Payment.
        ------------------

     Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1. Cash or check (not to exceed U.S. $50,000 within any five-year period or such other amount or time period permitted under Applicable Laws);

          2. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          3. surrender of other ADSs, provided ADSs acquired directly from the Company, (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised ADSs.

       D. Non-Transferability of Option.
          ------------------------------

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

       E. Term of Option.
          ---------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

       F. Tax Obligations.
          ----------------

          1. Withholding Taxes.  Optionee agrees to make appropriate
             -----------------
arrangements with the Company (or the Parent or Subsidiary employing Optionee) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2. Notice of Disqualifying Disposition of ISO Shares.  If the Option
             -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

       G. Entire Agreement; Governing Law.
          ----------------------------------

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California, United States.

       H. NO GUARANTEE OF CONTINUED SERVICE.
          ----------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF ADSs PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING ADSs HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

       By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                           WIPRO LIMITED

____________________________        ____________________________
Signature                           By

____________________________        ____________________________
Print Name                          Title

____________________________
Residence Address

____________________________

                                   EXHIBIT A
                                   ---------

                            2000 STOCK OPTION PLAN

                                EXERCISE NOTICE

WIPRO LIMITED
[ADDRESS]

Attention: [POSITION]

     1.       Exercise of Option.  Effective as of today, _______________, ____,
              ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ ADSs (the "ADSs") of Wipro Limited (the "Company") under and pursuant to the 2000 Stock Option Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the ADSs shall be $____________, as required by the Option Agreement.

     2.       Delivery of Payment. Purchaser herewith delivers to the Company
              -------------------
the full purchase price for the ADSs.

     3.       Representations of Purchaser. Purchaser acknowledges that
              ----------------------------
Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.       Rights as Shareholder.  Until the issuance (as evidenced by the
              ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent or depositary of the Company) of the ADSs, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned ADSs, notwithstanding the exercise of the Option. The ADSs so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 11 of the Plan.

     5.       Tax Consultation.  Purchaser understands that Purchaser may suffer
              ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the ADSs. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the ADSs and that Purchaser is not relying on the Company for any tax advice.

     6.       Entire Agreement; Governing Law. The Plan and Option Agreement are
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incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California, United States.


Submitted by:                       Accepted by:

PURCHASER:                          WIPRO LIMITED

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Signature                           By


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Print Name                          Its


Address:                            Address:
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                                           Date Received

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